UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2025

VSEE HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41015	86-2970927
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

980 N Federal Hwy #304 Boca Raton, Florida	33432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 672-7068

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VSEE	The Nasdaq Stock Market LLC
Warrants, which entitles the holder to purchase one (1) share of common stock at a price of $11.50 per whole share	VSEEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In connection with the preparation of VSee Health, Inc.’s (the “Company”) Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the “2024 Form 10-K”), the Company concluded that certain errors (described further below) were made in the consolidated financial statements of VSee Lab, Inc. (“VSee Lab”), as of December 31, 2023 and for the year ended December 31, 2023 (on a standalone basis, prior to the closing of the Company’s Business Combination) (collectively, the “Prior Annual Financial Statements”). In addition, these errors were included in VSee Lab’s consolidated financial statements for the periods ended March 31, 2023, June 30, 2023, September 30, 2023, and March 31, 2024 (on a standalone basis, prior to the closing of the Company’s Business Combination), as well as the Company’s consolidated financial statements included in the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2024 and September 30, 2024 (collectively, the “Prior Interim Financial Statements,” and together with the Prior Annual Financial Statements, the “Prior Financial Statements”). On July 17, 2025, management of the Company, in consultation with the Company’s Board of Directors (including the members of the Audit Committee thereof), concluded that the Prior Financial Statements (other than the March 31, 2023 and March 31, 2024 consolidated financial statements of VSee Lab) should no longer be relied upon due to the impact of the errors noted below and will be restated. On August 22, 2025, management of the Company concluded that the March 31, 2023 and March 31, 2024 consolidated financial statements of VSee Lab should no longer be relied upon due to the impact of the errors noted below and will be restated.

The Prior Financial Statements are required to be restated and should no longer be relied upon due to the following errors: (i) the failure to identify and accrue for sales and use taxes in relation to VSee Lab’s revenue-generating transactions to taxable customers; (ii) the incorrect cutoff of a revenue transaction with a customer as of each of March 31, June 30, September 30, and December 31, 2023; (iii) the incorrect recognition of accrued expenses of Digital Health Acquisition Corp. as of June 24, 2024, the date of the Company’s initial business combination (the “Business Combination”); (iv) the incorrect recognition of accrued expenses of iDoc Virtual Telehealth Solutions, Inc. (“iDoc”) as of the Business Combination date (June 24, 2024); (v) the incorrect recognition of certain compensation-related obligations of iDoc as of the Business Combination date; (vi) the incorrect recognition of a commitment fee incurred in relation to the equity line of credit purchase agreement as a deferred expense and an accrued liability as of June 30, 2024; (vii) the incorrect classification of the acquisition of the remaining non-controlling interest of This American Doc, Inc., a wholly-owned subsidiary of VSee Lab, within equity as of the Business Combination date; (viii) the incorrect recognition of accrued interest related to certain convertible note obligations that were recorded at fair value in the Company’s financial statements; (ix) the incorrect recognition of grant date fair value for certain options issued as of June 24, 2024; (x) the incurred recognition and measurement of accounts receivable balances acquired from iDoc as of the Business Combination Date; (xi) the incorrect recognition of certain income tax related balances as of the Business Combination date; and (xii) the incorrect recognition and measurement of income tax-related balances as of and for the periods ended June 30, 2024 and September 30, 2024.

As such, the Company will restate the Prior Financial Statements in the 2024 Form 10-K. The aggregate effects of such errors will be further described in the 2024 Form 10-K. The Company’s management has concluded that, in light of the misstatements described above, material weaknesses exist in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective, which such material weaknesses will be described in more detail in the 2024 Form 10-K.

The management has discussed with WithumSmith+Brown, PC, the Company’s independent registered public accounting firm, the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the effects of the errors in the Prior Financial Statements. Forward-looking statements are statements that are not historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations, and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, the factors described under the caption “Risk Factors” in the Company’s filings with the SEC. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 28, 2025	VSEE HEALTH, INC.

	By:	/s/ Imoigele Aisiku
	Name:	Imoigele Aisiku
	Title:	Co-Chief Executive Officer